SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20509

                             FORM 8-K

                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                          March 16, 1998
                          Date of Report
                (Date of Earliest Event Reported)

               INTERNATIONAL HERITAGE, INCORPORATED
      (Exact Name of Registrant as Specified in its Charter)

     Nevada                   002-97690-D         87-0421191
(State or other juris-   (Commission File No.)    (IRS Employer
diction of incorporation)                           I.D. No.)

                          Carolina Place
                 2626 Glenwood Avenue, Suite 200
                  Raleigh, North Carolina 27608
             (Address of Principal Executive Offices)

                          (919)571-4646
                  Registrant's Telephone Number


Item 1.   Changes in Control of Registrant.

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          On March 16, 1998, the Securities and Exchange Commission (the "Commission") filed a Complaint for Injunctive and Other Relief against International Heritage, Inc., Stanley H. Van Etten, Claude W. Savage, Larry
G. Smith and International Heritage, Incorporated, a Nevada corporation ("Defendants"), civil action no. 1 98-CV-0803-RWS, in the United States District Court for the Northern District of Georgia, Atlanta Division, a copy of which is attached hereto as Exhibit 99.1. The Commission alleged violations of Sections 5(a), 5(c) and 17(a) of the Securities Act of 1933, as well as Sections 10(b) and 15(d) of the Securities Exchange Act of 1934 and Rules 10(b)-5 and 15d-11, promulgated thereunder. The Commission alleges that the Defendants engaged in the sale of securities without filing a registration statement with the Commission; made misrepresentations and material omissions in connection with the sale of securities; and, knowingly misrepresented International Heritage's ("IHI") financial condition and concealed the fact that IHI was operating a pyramid scheme. The Commission also alleged the Form 8-K filed with the Commission by IHI contained misrepresentations concerning the nature of IHI's business and concealed the fact that IHI was operating a pyramid scheme and that Defendants made incomplete and misleading disclosure regarding its financial condition in connection with a offering of convertible notes between July 17 and October 31, 1997. Based on the allegations contained in the Complaint, the Court entered, ex parte, an Order to Show Cause, Temporary Restraining Order, Order Freezing Assets, Order Prohibiting Destruction of Documents and Order Expediting Discovery, which is attached hereto as Exhibit 99.2, as well as an Order Appointing a Receiver for Defendant International Heritage, Inc., which is attached hereto as Exhibit
99.3. Pursuant to the terms of that Order, the Court appointed Lloyd T. Whittaker as Receiver for the estate of IHI.

          Upon oral motion of the Defendants, a hearing on March 17, 1998, and a telephone conference with counsel for IHI, the Commission, the Receiver and his counsel, the Court, on March 19, 1998, modified the terms of the Order to Show Cause, Temporary Restraining Order, Order Freezing Assets, Order Prohibiting Destruction of Documents and Order Expediting Discovery and Order Appointing a Receiver for Defendant International Heritage, Inc. and ordered the Receiver to permit the Registrant to: accept new product sales orders (other than orders in connection with obtaining new Independent Retail Sales Representatives ["new IRSRs"] or new Retail Business Centers ["new RBCs"]), for the Company-branded line of nutritional and skin care products and long distance telephone services, from IRSRs who were authorized to sell IHI products as of March 16, 1998 ("Existing IRSRs"); to sponsor training meetings to advise and educate Existing IRSRs regarding the new commission/compensation plan put in place by IHI at its annual convention held in New Orleans, Louisiana, March 14-15, 1998; to communicate with its Existing IRSRs; and to conduct its business pursuant to the sole direction of the Receiver. A copy of the Order is attached hereto as Exhibit 99.4.

          While there can be no assurance of a positive outcome, IHI intends to vigorously defend this action. The Defendants' position is more specifically set forth in its Memorandum in Opposition to Plaintiff's Motion for a Preliminary Injunction and Other Equitable Relief attached hereto as Exhibit 99.5.

          On March 24-27, 1998, the Court conducted a hearing on the Commission's Motion for Preliminary Injunction. The Commission presented its evidence in support of its Motion, after which the Defendants moved to dismiss the Commission's Motion. The Honorable Richard W. Story made a preliminary oral ruling where he indicated that the system which was previously in operation by the Defendants did involve an "investment contract" and that system was violative of the Securities laws; that based on that prior conduct, the Court would enter a preliminary injunction affecting the future conduct of IHI and its officers, directors and agents. Specifically, the Court: enjoined further use of the Retail Business Agreement, certification and recertification of Retail Business Centers and any payment or investment required for participation in the IHI sales program other than the purchase of the sales kit; required that any transaction where products or services are to be provided, that they be provided upon payment, provided that it will relieve the Receiver upon selection of a Monitor who will monitor the activities of IHI to assure its compliance with the terms of the Order and to approve the new compensation plan; will require the Company to post a $5 million bond to satisfy any judgement that may be rendered as a result of the proceeding; will not permit any of the named Defendants to leave their positions with the Company without leave of Court; and accepted Mr. Van Etten's agreement to reduce his compensation to one half of the amount set forth in his original Employment Agreement with the Company. The Court also ruled that upon relief of the Receiver, the officers are to be restored to their positions and authority in the Company.

          On April 3, 1998, the Court entered a Memorandum Opinion and Order setting forth as follows: Defendant IHI its officers, agents, servants, employees, attorneys and persons in active concert or participation with them be restrained from making use of any means or instruments of transportation or communication in interstate commerce or of the mails to sell, carry or offer any securities unless registered; to offer any securities by employing any device, scheme or artifice to defraud; engaging in any act, practice or course of business which operates or would operate as fraud or deceit upon any person; obtaining money or property through means of any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; making any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; filing any reports with the Commission which are false and misleading or fail to disclose material facts necessary to make the statements made not misleading; destroying, transferring or rendering illegible all books, records, ledgers, accounts, statements and other documents used in the defendant's business; that Lloyd Whittaker is appointed Monitor for IHI to periodically review the activities of IHI and assure IHI's compliance with the terms of the Order and the federal securities laws; requiring that IHI post a bond in the amount of $5 million until further order of the Court; requiring that Defendants Stanley H. Van Etten, Claude W. Savage and Larry
G. Smith not leave their positions with IHI without prior leave of Court; that IHI will not transfer its sales operation or representative networks to any other entity without prior leave of Court; that Defendant Van Etten's monetary compensation as set out in the Employment Agreement between Van Etten and IHI will be reduced by fifty percent (50%) until further order of the Court; IHI shall develop and submit to the Monitor a new compensation and marketing plan consistent with the terms of the Order; that IHI shall not permit any further use of the Retail Business Agreement, shall not require new or current sales representatives to certify or recertify, through payment by the sales representative to IHI, in order to receive override commission; that IHI shall not accept payment for products or services without either delivering the product or services or making appropriate arrangements with a carrier, manufacturer, or supplier of that product or service to deliver the product or service to the purchaser of that product or service; that IHI will give notice of the terms of the Order to all representatives within thirty (30) days of entry; that the Receiver shall be relieved of his duties and the Receivership dissolved upon the posting of the bond; that upon posting of the bond, IHI, the officers and directors of IHI will have the authority to resume and may resume their responsibilities as officers and directors of IHI; that the prior Orders entered by the Court shall be vacated and modified to conform with this Order; and that the Court's Order does not constitute a securities or investment related permanent or temporary injunction for purposes of any collateral effects or reporting requirements under state securities laws or self-regulatory organization rules, nor shall the Order restrict, limit, prohibit or disqualify the defendants, or any affiliate of the defendants, in any manner, from engaging in any lawful activity or practice pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, the Investment Advisors Act of 1940, or the Commodity Exchange Act, and/or any rules or regulations promulgated thereunder. The Order is attached hereto as Exhibit 99.6. The Notice of Posting of Cash Bond and Order Approving Cash Bond is attached hereto as Exhibit 99.7.

     On April 9, 1998 the $5 million cash bond was posted by Mr. Van
Etten on behalf of IHI, with the Clerk of the Court, United States District Court, Northern District of Georgia, Altanta Division, pursuant to the terms of the Notice of Posting of Cash Bond and Order Approving Cash Bond, and by operation of the Memorandum Opinion and Order, the Receiver has been relieved of his responsibilities and the officers and directors of IHI will have the authority to resume, and may resume their responsibilities as officers and directors of IHI in accordance with the terms of the Order.

                                                  Exhibit
Description of Exhibit*                           Number

Complaint for Injunctive and Other Relief, dated
March 16, 1998                                      99.1

Order to Show Cause, Temporary Restraining Order, Order Freezing Assets, Order Prohibiting Destruction of Documents and Order Expediting Discovery,
dated March 16, 1998                                99.2

Order Appointing a Receiver for International
Heritage, Inc., dated March 16, 1998                99.3

Order [dated March 19, 1998 modifying the previously entered Order to Show Cause, Temporary Restraining Order, Order Freezing Assets, Order
Prohibiting Destruction of Documents and Order Expediting
Discovery]                                          99.4

Defendants' Memorandum in Opposition to Plaintiff's Motion for a
Preliminary Injunction and Other Equitable Relief, dated March 24, 1998
                                                    99.5

Memorandum Opinion and Order, dated April 3, 1998   99.6

Notice of Posting of Cash Bond and Order Approving Cash Bond, dated April
3, 1998                                             99.7

*Copies of all original exhibits are on file with the Clerk of the United States District Court, Northern District of Georgia, Atlanta Division, Civil Action No. 1:98-CV-803-RWS.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

          On March 13, 1998, the Commission suspended trading in the securities of International Heritage, Incorporated ("IHIN") for the period from 1:00 PM, EST, March 13, 1998 through 11:59 AM, EST, on March 26, 1998, because of questions regarding the accuracy of statements concerning, among other things, the return investors could expect to make on their investment, the regulatory background of the company and of its president. The Commission was of the opinion that the public interest and the protection of investors required a suspension of trading.

          On March 24, 1998, a class action complaint was filed in the United States District Court for the Eastern District of North Carolina, styled: Sharon A Meckenstock, Dan H. Meckenstock, Custodian FBO Jean Carlo Meckenstock and Wilbur E. Meckenstock, on their own behalf and on behalf of a class of all persons similarly situated v. International Heritage, Inc., Stanley H. Van Etten, Claude W. Savage, Larry G. Smith, International Heritage, Incorporated, civil action no. 5:98-CV-237-BR-2. In their action the Plaintiffs, allege upon information and belief, based upon documentary evidence, including publicly available news articles and releases, the investigation of their attorneys and the Complaint filed by the Commission, that the Defendants defrauded investors of $155 million in the form of notes, common stock and other securities and that Defendants used misrepresentations and omissions of material facts in an unlawful and fraudulent scheme to offer and sell securities of IHI through recruiting people to buy interests in business centers. Plaintiffs allege the Defendants were engaged in a "massive ongoing Ponzi scheme". The Plaintiff sets forth, as the facts underlying the Complaint, the same factual circumstances as set forth in the Commission's Complaint dated March 16, 1998. The Plaintiff's allege, inter alia: violations of Section 10(b) of the Exchange Act and Rule 10b-5 promulgated thereunder and violations of
Section 20(a) of the Exchange Act. The Plaintiffs request relief as follows: to certify the action as a class action; to award Plaintiffs and the Class their damages, including the purchase price of all securities purchased by them together with prejudgment interest or rescission of the purchase price of such securities; reasonable attorney's fees and costs and other relief as the court deems just and proper. The Defendants intend to vigorously defend this action.

          On March 27, 1998, a class action complaint was filed in the District Court of Dallas County, Texas, 101st Judicial District, by
Denise March, Felix Glen Ortega, Lupe Ortega, individually and on behalf of all others similarly situated v. International Heritage, Inc., Stanley
L. Van Etten, Claude Savage and Larry Smith, case no. 98-2332-E.
Plaintiffs intend to add as Defendants all members of the Board of Directors. Plaintiffs are filing individually and on behalf of all persons who purchased one or more business centers from IHI from April 1, 1995 until present throughout the United States. Plaintiffs set forth as the facts underlying the proceedings that: Defendants failed to disclose that 90% of the $50 million in gross revenue earned by December 31, 1996 was attributable to the sale of "business centers" as opposed to sales of products; that IHI was a scheme devised by the individual Defendants to go public at the earliest opportunity, which did not occur until March, 1988; that IHI produced marketing materials containing testimonials of top producers and language indicating that IHI was legally and regulatorily sound throughout the United States and in each of the states in which it operated; that the background on Defendant Van Etten failed to disclose his personal bankruptcy filed in 1990; that Representatives were discouraged from personally contacting state regulators regarding the business of IHI; that the costs of promotional materials for representatives to succeed in the business were exorbitant; that Plaintiff's purchased business centers believing IHI's business to be legal but on March 20, 1998 Plaintiff's learned the SEC had shut down the offices of IHI, frozen the assets of IHI and had declared the conduct of IHI illegal. Plaintiffs allege, inter alia: fraud, fraud in stock transactions, securities fraud and exemplary damages. Plaintiffs request relief as follows: actual damages on behalf of the class in the amount of $150 million; exemplary damages on behalf of the class in the amount of $300 million; costs; interest and attorney's fees. The Defendants intend to vigorously defend this action.

          On March 18, 1998, a class action complaint was filed in the District Court of Dallas County, Texas, F-116th Judicial District, by
Craig T. Liebendorfer, individually and on behalf of others similarly situated v. International Heritage, Inc., case no. DV98-2241. Plaintiff is brining this action on behalf of himself and a class of similarly situated purchasers of rights of participation in the "multi-level marketing or pyramid scheme" conducted by International Heritage, Inc. Plaintiff sets forth as the facts underlying the proceedings that:
Defendant spent tens of thousands of dollars promoting or marketing a multi-level marketing or pyramid scheme; that Defendant disseminated false and misleading promotional material pertaining to: (a) the purported expected return of its multi-level marketing or pyramid scheme (b)the legality of its multi-level marketing or pyramid scheme and (c) the purported financial stability of the company; on March 13, 1998, the Commission suspended trading of IHI stock alleging that the Defendant had made materially false statements of fact and material omissions of fact in its SEC filings. Plaintiff alleges, inter alia: breach of express warranty. Plaintiff requests relief as follows: all actual, consequential and exemplary damages, equitable and/or injunctive relief, together with costs, expenses and attorney's fees. Plaintiff's damages are significantly less than $25,000, and Plaintiff contends, upon information and belief, that the damages of all other similarly situated class members shall also be less than $25,000. The Defendant intends to vigorously defend this action.

     On April 1, 1998, a class action complaint was filed in the Circuit Court of Barbour County, Alabama, by Randall L. Greene, Andy Clark, Jackson
Wayne Murphy, Donnie Kenneth Broderway, James H. Thomas, Individually and on behalf of all others similarly situated v. International Heritage, Incorporated, a foreign corporation; International Heritage, Inc., a foreign corporation; et. al., case no. CV-98-42. Plaintiffs set forth as the facts underlying the proceedings that: Defendants conduct an illegal multi-level marketing scheme or enterprise enlisting as many as 175,000 sales representatives in the United States and Canada and generating more than $150 million in revenue; this multi-level marketing scheme is designed to generate revenues for its existing members or agents principally from the subscription of new members for a fee; IHI discourages the sale of products, but encourages existing members to generate revenues by signing up new members; IHI does not manufacture any tangible consumer goods or product, nor does IHI offer for sale at retail any tangible consumer good or product; IHI encourages new members to "sign up" members under them as "legs"; IHI promises merchandise, products and/or cash to representatives who recruit a certain number of new sales representatives and complete the requisite number and levels of "legs"; IHI misrepresented the value of the merchandise and failed to pay as promised; and IHI misrepresented the nature of the business, in which they were engaged and the incentives and payments for recruitment in order to recruit additional representatives and generate additional revenues. Plaintiffs allege inter alia: common law fraud; fraudulent concealment; breach of contract; and unjust enrichment. Plaintiffs seek the following relief: certification of the class comprised of all adult persons in the United States who purchased the privileges of membership in the multi-level marketing scheme or enterprise, International Heritage; certification of the sub-class comprised of Alabama residents, against the named Defendants for compensatory damages for fraud, a scheme to defraud, suppression, breach of contract, unjust enrichment, deceptive trade practices and/or other wrongful conduct in violation of the statutory law of the State of Alabama; compensatory damages only, plus interest on said amount; and costs.

          On April 3, 1998, the Montana Securities Commissioner issued a Cease and Desist Order in the Matter of: International Heritage, Inc., Stanley H. Van Etten, Claude W. Savage, Larry G. Smith and International Heritage, Incorporated, a Nevada corporation, and their agents and representatives, case no. I-04-02-98-04. The Commissioner has concluded: that he has proper jurisdiction over the matter; that Respondents' marketing program is a security within the meaning of the Securities Act of Montana, paragraph 30-10-103(22), MCA; offer or offer to sell includes "every attempt to offer to dispose of or solicitation of an offer to buy a security or interest in a security for value" Section 30-10-103(15), MCA; in connection with the offers of securities to persons in Montana, Respondents violated paragraph 30-10-201(1), MCA, by transacting business as broker-dealers or salesmen in Montana without registering as such; Respondents violated paragraph 30-10-202, MCA, by transacting business in unregistered securities; Respondents violated paragraph 30-10-301(1)(b), MCA, by failing to disclose certain material facts, necessary to disclose in order to make the statements made about the investment, in light of the circumstances under which they were made not misleading; and that Respondents violated paragraph 30-10-301(1)(c), MCA, by engaging in an act, practice, or course of business which operates or would operate as a fraud or deceit upon any person in that IHI's business center program constituted a pyramid scheme and IHI directed sales representatives not to contact state regulators in order to avoid investigations or inquiries into the IHI business center program. The Order requires the Respondents to cease and desist from issuing, offering and selling securities to persons in violation of the Securities Act of Montana and that the violations are grounds for the imposition of an administrative fine not to exceed $5,000 per violation upon any person found to have engaged in any act or practice constituting a violation of any provision of the Securities Act of Montana. Respondents are provided an opportunity to be heard on this matter, and intend to vigorously defend this action.

     On April 7, 1998, a class action complaint was filed in the General
Court of Justice, Superior Court Division, Wake County, North Carolina, by William Swinney and Marshall Reddy, individually and as representatives of a class of all similarly situated sales representatives in International Heritage, Inc. v. Stanley H. Van Etten, Clyde Savage, Larry Smith, International Heritage, Inc., and the remaining members of the Board of Directors for International Heritage, Inc., consisting of Barry Ackel, Jimmie Knowles, Sabrina Wei and John Brothers, file no. 98 CVS 04277. Plaintiffs set forth as the facts underlying the proceedings that: on or about April 28, 1995, Defendants Van Etten, Savage and Smith founded International Heritage, Inc., a North Carolina corporation which began operating as a multi-level marketing company; individual Defendants have operated IHI as an illegal pyramid scheme in violation of North Carolina law, Securities laws and other laws; all individual Defendants are on the Board of Directors; IHI has been operated as a pyramid scheme whereby Defendants induce individuals to pay money for the opportunity to earn commissions based upon the involvement of others to join the scheme; the vast majority of income to both IHI and sales representatives come from fees that Defendants induce representatives to pay to certify and recertify "business centers" and the commissions IHI pays representatives for inducing new representatives to pay these fees to IHI; individual Defendants encourage representatives to focus on recruitment of new members as opposed to sales of products; individual Defendants have, as part of operating IHI as an illegal pyramid scheme, defrauded Plaintiffs, made fraudulent omissions of material facts to Plaintiffs and have obtained money from them by false pretenses; individual Defendants failed to appraise Plaintiffs of all information it had in its possession that would affect their decision to pay money to IHI, including information regarding product sales that would show IHI to be an illegal pyramid scheme; individual Defendants concealed said information with the intent of preventing Plaintiffs from making a fully informed decision about becoming involved in IHI; Defendants hid said information from Plaintiffs as part of a plan to give partial or false information to Plaintiffs so that they would give IHI their money; individual Defendants made false representations regarding the sale and shipment of goods; individual Defendants have told Plaintiffs that no one could make money in IHI without selling products, which they knew to be false, and which statements were made to hide the fact that IHI was an illegal pyramid; individual Defendants made, or had its agents or employees make regular presentations to potential sales representatives, and existing sales representatives, during which testimonials were given, which were meant to have the effect, and in fact had the effect, of inducing Plaintiffs to become involved in IHI, although Defendants knew the testimonials were misleading; individual Defendants told Plaintiffs that IHI offered a high degree of corporate support, minimal cash outlay, minimal time requirements, and other significant material representations which made IHI a unique business opportunity, all of which the Defendants knew to be false; individual Defendants told Plaintiffs that "career kits" would be shipped in two business days, which individual Defendants knew to be false; all actions and omissions of individual Defendants amount to false representations and/or concealment of material past or existing facts and/or future events that were reasonably calculated to deceive, and in fact did deceive, Plaintiffs into paying money to IHI; individual Defendants presented the IHI plan in such a misleading and manipulative way as to blind Plaintiffs to the reality that IHI is an illegal pyramid scheme and that eventually the market will become saturated and it will be impossible to sign up new representatives; individual Defendants basically took the "plan" from Gold Unlimited, a failed pyramid scheme based in Kentucky, and made a few changes for appearances' sake and then began defrauding people of their money; individual Defendants encouraged Plaintiffs to focus on recruiting new representatives, not product sales, and to recruit family and friends first; individual Defendants concealed the fact that only a very small number of new representatives would actually recover any of the money they paid to IHI; the Gold Unlimited "plan" was so similar to that of IHI, that Defendants had to have known Plaintiffs would suffer a similar fate; Defendants engaged in a common plan and purpose to falsely represent IHI to the Plaintiffs and to conceal significant material facts concerning IHI and the Defendants from Plaintiffs for the express purpose of causing Plaintiffs to pay money to become involved in IHI when they otherwise would not have done so; Defendants have benefitted monetarily from the actions and omissions described at the expense of Plaintiffs; the Defendants used the mails and other delivery services for sales materials, brochures and other IHI-related materials; and the individual Defendants knowingly transmitted and/or caused to be transmitted by means of wire in interstate commerce sales materials, brochures and other IHI-related materials. Plaintiffs allege inter alia: civil Rico, unfair and deceptive trade practices and intentional breach of fiduciary duties. The Plaintiffs request relief as follows: to be certified as a class, actual damages incurred, or to be incurred, treble damages, punitive damages, costs; attorneys' fees and other relief the court deems just. The Defendants intent to vigorously defend this action.

Item 6.   Resignations of Registrant's Directors.

          None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

          None; not applicable.

Item 8.   Change in Fiscal Year.

          None; not applicable.


                            SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                         INTERNATIONAL HERITAGE, INCORPORATED

Date:     04/09/1998.    By   /s/ Stanley H. Van Etten
                         _______________________________________

                         President, CEO and Chairman of the Board